UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2007

Rancher Energy Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-51425	98-0422451
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

999-18th Street, Suite 1740, Denver, Colorado 80202
(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code (303) 629-1125

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 16, 2007, the size of the Board of Directors of the Company was expanded by the Board to three members, and Mark Worthey was elected as a member of the Board. Mr. Worthey shall serve until the next annual meeting of the Company’s stockholders or until his successor is duly elected and qualified. It is expected that Mr. Worthey will serve on one or more committees of the Board, but those determinations have not yet been made. In connection with his election, Mr. Worthey was granted an option to purchase 10,000 shares of the Company’s common stock pursuant to the Company’s 2006 Stock Incentive Plan. The exercise price is $1.63 per share, the fair market value of the Company’s common stock on the date of grant. The options vest 50% on the first anniversary date of the grant and 50% on the second anniversary date of the grant, and have a five-year term. Mr. Worthey’s background is described in the press release which is included as Exhibit 99.2 in this Report.

Item 7.01	Regulation FD Disclosures

On February 15, 2007, the Company issued a press release entitled “Rancher Energy Reports Results of Operations for the Third Fiscal Quarter Ended December 31, 2006.” The press release is included as Exhibit 99.1 in this Report.

On February 16, 2007, the Company issued a press release entitled “Rancher Energy Announces Appointment of Mark Worthey as New Board Member.” The press release is included as Exhibit 99.2 in this Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Report shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

Exhibit 99.1	February 15, 2007 Press Release entitled “Rancher Energy Reports Results of Operations for the Third Fiscal Quarter Ended December 31, 2006.”

Exhibit 99.2	February 16, 2007 Press Release entitled “Rancher Energy Announces Appointment of Mark Worthey as New Board Member.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCHER ENERGY CORP.

Signature:	/s/ John Works
Name:	John Works
Title:	President and Principal Executive Officer

Dated: February 16, 2007

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	February 15, 2007 Press Release entitled “Rancher Energy Reports Results of Operations for the Third Fiscal Quarter Ended December 31, 2006.”

Exhibit 99.2	February 16, 2007 Press Release entitled “Rancher Energy Announces Appointment of Mark Worthey as New Board Member.”